                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                  CURENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  FEBRUARY 8, 2002
                                                   ----------------


                              PRIMIX SOLUTIONS INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)


DELAWARE                         000-20789                   04-324968
---------------------------      ---------------------       -------------------
(State or other jurisdiction     (Commission                 (IRS Employer
of incorporation)                File Number)                Identification No.)


311 ARSENAL STREET, WATERTOWN, MASSACHUSETTS                          02472
-----------------------------------------------------                 ----------
(Address of principal executive offices)                              (Zip Code)




Registrant's telephone number, including area code  (617) 923-6500
                                                   ---------------

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On February 8, 2002, Primix Solutions Inc., a Delaware corporation (the "Registrant"), consummated the sale (the "Transaction") of its North American consulting business to Burntsand (New England) Inc., a Delaware corporation and a wholly-owned subsidiary of Burntsand (Pacific) Inc., a Delaware corporation and wholly-owned subsidiary of Burntsand Inc., a Canadian corporation ("Burntsand"). Burntsand acquired the North American consulting business operations of the Registrant for a cash payment of $6.8 million, $1.0 million of which is subject to escrow for indemnification obligations. Burntsand also assumed certain assets and liabilities related to the North American consulting business of $2.4 million and $2.6 million, respectively.

         The Registrant's business now consists of its European operations in Sweden and Denmark and its U.S.-based corporate staff. The Registrant has scaled down its U.S. corporate administrative functions and reduced its corporate staff to four employees.

         As the Registrant has agreed not to compete with the Burntsand business in North America without the prior written consent of Burntsand for three years after the closing, the Registrant is currently evaluating alternatives for the remainder of its business. There is a significant possibility that the Registrant will liquidate its remaining assets following the closing of the Transaction and distribute residual assets, if any, to its stockholders. In anticipation of this possibility, the Registrant has commenced efforts to find strategic acquirors for its European subsidiaries. In addition, the Registrant may investigate opportunities to sell the entire consolidated business.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(b) PRO FORMA Financial Information.

         The following unaudited consolidated condensed pro forma financial statements (and related notes) are included as Exhibit 99.1 to this Form 8-K report and incorporated herein by reference:

                  Unaudited Pro Forma Consolidated Condensed Balance Sheet as of September 30, 2001

                  Unaudited Pro Forma Consolidated Condensed Statement of Operations for the fiscal year ended December 31, 2000, and the nine months ended September 30, 2001


(c) Exhibits.

         2.1 Asset Purchase Agreement dated as of November 14, 2001 by and between the Registrant and Burntsand (excluding schedules and exhibits*).

         99.1 The following unaudited pro forma consolidated condensed financial statements (and related notes):

                  Unaudited Pro Forma Consolidated Condensed Balance Sheet as of September 30, 2001

                  Unaudited Pro Forma Consolidated Condensed Statement of Operations for the fiscal year ended December 31, 2000, and the nine months ended September 30, 2001

--------
*The Registrant agrees to furnish supplementally a copy of the schedules and exhibits to the Commission upon request.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PRIMIX SOLUTIONS INC.


                                            By:  /s/ David W. Chapman
                                                 -------------------------------
                                                 Name:  David W. Chapman
Date:  February 14, 2002                         Title:  Chief Financial Officer

                                  EXHIBIT INDEX

2.1 Asset Purchase Agreement dated as of November 14, 2001 by and between the Registrant and Burntsand (excluding schedules and exhibits*).

99.1 The following unaudited pro forma consolidated condensed financial statements (and related notes):

                  Unaudited Pro Forma Consolidated Condensed Balance Sheet as of September 30, 2001

                  Unaudited Pro Forma Consolidated Condensed Statement of Operations for the fiscal year ended December 31, 2000, and the nine months ended September 30, 2001



--------
*The Registrant agrees to furnish supplementally a copy of the schedules and exhibits to the Commission upon request.